Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
949746101
DE0008032004
JP3902900004)

Issuer
Wells Fargo
Commerzbank
Mitsubishi UFJ

Underwriters
Goldman Sachs, Wells Fargo, Credit Suisse,
JP Morgan, Morgan Stanley, Blaylock,
Cabrera Capital Markets, CastleOak
Securities, Deutsche Bank, Loop Capital
Markets, Muriel Siebert, RBC Capital Markets,
Samuel Ramirez, Williams Capital
Commerzbank, Credit Suisse, JP Morgan
Securities Ltd. London, Morgan Stanley
JP Morgan Securities Ltd London, Mitsubishi
UFJ Securities Co. Ltd., Mitsubishi UFJ
Securities International, Morgan Stanley & Co.
International, Morgan Stanley Japan, Nomura
International PLC, Nomura Securities Co., ltd.

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Ticker
WFC
CRZBF


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
12/15/2009
9/8/2008
12/22/2009

Total dollar amount of offering sold to QIBs
 $                                               5,112,830,000
 $                                               1,570,414,233
 $                                             10,328,249,528

Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -

Total
 $                                               5,112,830,000
 $                                               1,570,414,233
 $                                             10,328,249,528

Public offering price
 $                                                           25.00
 $                                                           24.00
 $                                                                 5

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
1.28
N/A**
15.47

Rating
N/A
N/A
N/A

Current yield
N/A
N/A
N/A









Fund Specific Information








Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Global Thematic Fund
263,100
 $
6,577,500
0.13%
-98.92%
1.41%
12/31/2009

DWS Global Thematic VIP
15,400
 $                   385,000
0.01%
-98.92%
1.23%
12/31/2009

Total
278,500
 $
6,962,500
0.14%












^The Security and Fund Performance is
calculated based on information provided by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



**Not available
























Security Information








Security Purchased
Comparison Security
Comparison Security

CUSIP
448579102
524901105
74144T108

Issuer
Hyatt Hotels Holding
Legg Mason
T Rowe Price

Underwriters
Goldman Sachs, Deutsche Bank, JP Morgan,
Bank of America, Citigroup, HSBC, Loop
Capital Markets, MR Beal, Muriel Siebert,
Piper Jaffray, Robert Baird, Samuel A
Ramirez, Scotia Capital, UBS Securities,
Wells Fargo, Williams Capital Group
Citigroup, Goldman Sachs, Merrill Lynch
Goldman Sachs

Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years

Ticker
H
LM
TROW US

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager
N/A
N/A

Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A

Firm commitment underwriting?
Yes
Yes
Yes

Trade date/Date of Offering
11/4/2009
11/2/2009
10/23/2009

Total dollar amount of offering sold to QIBs
 $                                                   38,000,000
 $                                                 185,000,000
 $                                                 960,000,000

Total dollar amount of any concurrent public offering
 $                                                                  -
 $                                                                  -
 $                                                                  -

Total
 $                                                   38,000,000
 $                                                 185,000,000
 $                                                 960,000,000

Public offering price
 $                                                           25.00
 $                                                           18.50
 $                                                           24.00

Price paid if other than public offering price
 N/A
 N/A
 N/A

Underwriting spread or commission
0.56
3.44
N/A**

Rating
N/A
N/A
N/A

Current yield
N/A
N/A
N/A









Fund Specific Information








Total Share Amount
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*

DWS Funds







DWS Balanced Fund
2,700
 $                     67,500
0.18%
12.00%
1.23%
11/5/2009

DWS Balanced VIP
700
 $                     17,500
0.05%
12.00%
1.32%
11/5/2009

DWS Capital Growth Fund
37,100
 $                   927,500
2.44%
12.00%
2.05%
11/5/2009

DWS Capital Growth VIP
15,700
 $                   392,500
1.03%
12.00%
2.11%
11/5/2009

Dws Global Thematic Fund
52,900
 $
1,322,500
3.48%
12.00%
1.68%
11/6/2009

DWS Global Thematic VIP
3,100
 $                     77,500
0.20%
12.00%
1.54%
11/6/2009

DWS Lifecyle Long Range
1,200
 $                     30,000
0.08%
12.00%
1.21%
11/5/2009

Total
113,400
 $
2,835,000
7.46%












^The Security and Fund Performance is c
alculated based on information provided
by State Street Bank.





*If a Fund executed multiple sales
of a security, the final sale date is listed.
If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



**Not available